Acquisition and disposals	6 Months Ended
Jun. 30, 2024
Disclosure Of Acquisitions And Disposals [Abstract]
Acquisition and disposals
7. Acquisition and disposals
There were no material acquisitions and disposals during the six months to 30 June 2024 or the six months to 30 June 2023.
In the second half of 2023, we completed the acquisition of a 57.7% share in Agua de la Falda establishing the Nuevo Cobre exploration and evaluation project and acquired a 50% interest in the Matalco aluminium recycling joint venture. We also completed the sale of a 55% interest in the undeveloped La Granja project in Peru. These transactions are described in the 2023 Form 20-F and did not have a material impact on profit or loss in the periods presented.